Exhibit 10.2

Deutsche Bank Luxembourg

Genco Shipping & Trading Limited
Genco Lorraine Limited/Genco Pyrenees
Limited/Genco Loire Limited/ Genco
Bourgogne Limited/Genco Picardy
Limited/Genco Aquitaine Limited/Genco
Normandy Limited/ Genco Auvergne
Limited/Genco Provence Limited /Genco
Ardennes Limited/Genco Brittany
Limited/Genco Languedoc Limited/Genco
Rhone Limited

Deutsche Bank Luxembourg S.A.
International Loans & Agency Services
Postfach 5 86
L-2015 Luxembourg

2, Boulevard Konrad Adenauer
L-1115 Luxembourg

Franz-Josef Ewerhardy
Phone: (+352) 4 21 22-552
Fax:       (+352) 4 21 22-95771
franz-josef.ewerhardy@db.com

24 August 2010

Dear Sirs

US$253,000,000 secured loan agreement dated 20 August 2010 (the "Loan Agreement") made between (1) Genco Shipping & Trading Limited as borrower, (2) the Lenders (as defined therein), (3) Deutsche Bank AG Filiale Deutschlandgeschäft, BNP Paribas, Credit Agricole Corporate and Investment Bank, DVB Bank SE and Skandinaviska Enskilda Banken AB (publ) as mandated lead arrangers, (4) yourselves as agent for the Lenders, (5) BNP Paribas, Credit Agricole Corporate and Investment Bank, Deutsche Bank AG, DVB Bank SE and Skandinaviska Enskilda Banken AB (publ) as swap providers (the "Swap Providers") and (vi) Deutsche Bank AG Filiale Deutschlandgeschäft as security agent for the Lenders and the Swap Providers and as bookrunner.

We refer to the Loan Agreement. This Letter is supplemental to the Loan Agreement

Unless the context otherwise requires, all the capitalised terms used herein shall have the meanings given to them in the Loan Agreement.

The Account Holder has informed us that no sub-account can be created to each Account. As a consequence, the following amendments need to be made to clauses of the Loan Agreement and the Guarantees.

With effect from the date of this Letter:

1.	clause 10.4 of the Loan Agreement shall be deleted and replaced with the following clause:

"Deposit   The Borrower shall procure that each Collateral Owner shall deposit into the relevant Earnings Account or into the Master Account a minimum amount of seven hundred fifty thousand Dollars ($750,000) on or before the Drawdown Date of the relevant Tranche. The respective balance standing to the credit of such Earnings Account or the Master Account shall remain until 30 September 2010 and, after 30 September 2010 and at all times during the Facility Period in the Master Account to satisfy the Borrower's obligations under Clause 12.2.1 (Loan minimum liquidity)."

2.	clause 12.2.1 of the Loan Agreement shall be deleted and replaced with the following clause:

"Minimum liquidity   The Borrower shall procure that the Collateral Owners shall maintain minimum free cash of seven hundred fifty thousand Dollars ($750,000) per Vessel (to be deposited by the relevant Collateral Owner on or before the relevant Drawdown Date) (i) in either the relevant Earnings Account or the Master Account until 30 September 2010, and (ii) after 30 September 2010 and at all times during the remainder of the Facility Period, in the Master Account."

3.	clause 6.1.8 of each Guarantee shall be deleted and replaced with the following clause:

"The Guarantor shall deposit on or before the relevant Drawdown Date in respect of its Vessel, minimum free cash of seven hundred fifty thousand Dollars ($750,000) in the relevant Earnings Account or in the Master Account and the Guarantor agrees that such minimum free cash shall be maintained in such Earnings Account or the Master Account until 30 September 2010 and, after 30 September 2010 and at all times during the Facility Period in the Master Account."

Except as expressly amended hereby or pursuant hereto the Loan Agreement and the Security Documents shall remain in full force and effect and nothing herein contained shall relieve the Borrower or any other Security Party from any of its respective obligations under any such documents.

This Letter may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

This Letter is expressed to be a deed and is a Finance Document.

 Please sign and return a copy of this letter to confirm your agreement to the above.

 This Letter and any non-contractual obligations arising from or in connection with it shall in all respects be governed by and interpreted in accordance with English law.

Yours faithfully

SIGNED by as duly authorised signatory for and on behalf of DEUTSCHE BANK LUXEMBOURG S.A. (as the Agent)	) ) ) ) ) )	/s/ Franz-Joseph Ewerhardy /s/ Sven Walther

Acknowledged and agreed on 24 August 2010 by:

SIGNED by James Clayton
as duly authorised attorney-in-fact
for and on behalf of
GENCO SHIPPING &
TRADING LIMITED
(as Borrower)
in the presence of: /s/ Valentina Nikiforova

Valentina Nikiforova
Paralegal
Stephenson Harwood
One St. Paul’s Churchyard
London EC4M 8SH
) ) ) ) ) ) )	/s/ James Clayton

SIGNED by James Clayton
as duly authorised attorney-in-fact
for and on behalf of
GENCO AQUITAINE LIMITED
GENCO ARDENNES LIMITED
GENCO AUVERGNE LIMITED
GENCO BRITTANY LIMITED
GENCO LOIRE LIMITED
GENCO LORRAINE LIMITED
GENCO NORMANDY LIMITED
GENCO PICARDY LIMITED
GENCO PYRENEES LIMITED
GENCO LANGUEDOC LIMITED
GENCO RHONE LIMITED
GENCO PROVENCE LIMITED
GENCO BOURGOGNE LIMITED
(as Guarantors)
in the presence of: /s/ Valentina Nikiforova

Valentina Nikiforova
Paralegal
Stephenson Harwood
One St. Paul’s Churchyard
London EC4M 8SH
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ James Clayton

SIGNED by Jonathan Paul Ward
as duly authorised attorney-in-fact
for and on behalf of
DEUTSCHE BANK AG FILIALE
DEUTSCHLANDGESCHÄFT
(as a Lender, Mandated Lead Arranger
Security Agent and Bookrunner)
in the presence of: /s/ Valentina Nikiforova

Valentina Nikiforova
Paralegal
Stephenson Harwood
One St. Paul’s Churchyard
London EC4M 8SH
) ) ) ) ) ) ) )	/s/ Jonathan Paul Ward

SIGNED by as duly authorised signatories for and on behalf of BNP PARIBAS (as a Lender, Mandated Lead Arranger and Swap Provider)	) ) ) ) ) ) )

/s/ Guillaume Deve
-------------------------------------------------------------
Name: Guillaume Deve
    Managing Director

/s/ Kevin O'Hara
-------------------------------------------------------------
Name: Kevin O'Hara
    Director

SIGNED by Jonathan Paul Ward
as duly authorised attorney-in-fact
for and on behalf of
CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK
(as a Lender, Mandated Lead Arranger
and Swap Provider)
in the presence of: /s/ Valentina Nikiforova

Valentina Nikiforova
Paralegal
Stephenson Harwood
One St. Paul’s Churchyard
London EC4M 8SH

SIGNED by Jonathan Paul Ward
as duly authorised attorney-in-fact
for and on behalf of
DVB BANK SE
(as a Lender, Mandated Lead Arranger
and Swap Provider)
in the presence of: /s/ Valentina Nikiforova

Valentina Nikiforova
Paralegal
Stephenson Harwood
One St. Paul’s Churchyard
London EC4M 8SH
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jonathan Paul Ward /s/ Jonathan Paul Ward

SIGNED by Jonathan Paul Ward
as duly authorised attorney-in-fact
for and on behalf of
SKANDINAVISKA ENSKILDA
BANKEN AB (publ)
(as a Lender, Mandated Lead Arranger
and Swap Provider)
in the presence of: /s/ Valentina Nikiforova

Valentina Nikiforova
Paralegal
Stephenson Harwood
One St. Paul’s Churchyard
London EC4M 8SH

SIGNED by Jonathan Paul Ward
as duly authorised attorney-in-fact
for and on behalf of
DEUTSCHE BANK AG
(as a Swap Provider)
in the presence of: /s/ Valentina Nikiforova

Valentina Nikiforova
Paralegal
Stephenson Harwood
One St. Paul’s Churchyard
London EC4M 8SH
) ) ) ) ) ) ) ) ) ) ) ) ) )	/s/ Jonathan Paul Ward /s/ Jonathan Paul Ward